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                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 267, Maryland Trust 115, New Jersey Trust 150 and New York Trust 194:

  We consent to the use of our report dated May 31, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KPMG LLP
                                             KPMG LLP

New York, New York
May 31, 2001